CONSENT OF EXPERT

James W. Hendry, P.Eng.
501-55 University Avenue, Toronto Ontario
Canada

US Securities and Exchange Commission

Re Taseko Mines Limited Form on 20F for the Fiscal year ended September 30th, 2004

I, James W. Hendry, P.Eng., hereby certify that I have read the disclosure in connection with the Gibraltar property contained in the subject 20F and hereby consent to the reference to myself as a named expert in the written disclosure in the Form 20F of Taseko Mines Limited.

Dated this 11th day of April, 2005.

James W. Hendry, P.Eng.
Roscoe Postle Associates, Inc.